J.P. MORGAN INCOME FUNDS

JPMORGAN TRUST I

JPMorgan Strategic Income Opportunities Fund

JPMorgan Total Return Fund

JPMorgan Multi-Sector Income Fund

(All Share Classes)

JPMORGAN TRUST II

JPMorgan Core Plus Bond Fund

(All Share Classes)

Supplement dated December 6, 2013

to the Prospectuses dated July 1, 2013 as supplemented

Effective immediately, the following paragraph will be added immediately prior to “Investment Risks” in the “More About the Funds” section of the Prospectuses:

Additional Investment Strategies — Use of CPI-U Swaps. In addition to the investment strategies discussed above, the Core Plus Bond Fund, Strategic Income Opportunities Fund, Total Return Fund and Multi-Sector Income Fund may use CPI-U swaps to hedge inflation risk associated with certain debt securities held by such Funds. The use of CPI-U swaps is not a principal investment strategy of the Core Plus Bond Fund, Strategic Income Opportunities Fund, Total Return Fund and Multi-Sector Income Fund.

In addition, the following paragraph will be added immediately prior to the last paragraph before “Temporary Defensive Purposes” in the “More About the Funds” section of the Prospectuses:

CORE PLUS BOND FUND, STRATEGIC INCOME OPPORTUNITIES FUND, TOTAL RETURN FUND AND MULTI-SECTOR INCOME FUND

CPI-U Strategy Risk. The Funds may use CPI-U swaps to hedge inflation risk associated with certain debt securities. There is no guarantee that such strategy will be effective in protecting the return from such securities from inflation risks. In addition, CPI-U swaps are subject to “Derivatives Risk.” CPI-U Strategy Risk is not a principal risk of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-CPI-1213